Exhibit 99.1

Clairvest Voluntarily Dismissed Litigation Against Accel Entertainment

CHICAGO, IL and FORT WORTH, TX – September 3, 2019 – TPG Pace Holdings Corp. (“TPG Pace”) (NYSE: TPGH, TPGH.U, TPGH.WS), a special-purpose acquisition company sponsored by an affiliate of TPG, and Accel Entertainment, Inc. (“Accel”), which TPG Pace is under a definitive agreement to acquire, today announced that Clairvest Group Inc. (TSX: CVG) and Clairvest Equity Partners V (collectively, “Clairvest”) have voluntarily dismissed the lawsuit they filed in the Circuit Court of Cook County, Illinois (Chancery Division) against Accel and certain shareholders of Accel, without any consideration.

As announced on June 13, 2019, following TPG Pace’s proposed acquisition of Accel, the combined company will retain the Accel Entertainment name and will be a publicly listed company following the close of the transaction which is expected to occur in November of 2019. The transaction will be effected pursuant to the Transaction Agreement entered into by and among TPG Pace Holdings and the shareholders of Accel Entertainment. Immediately prior to the consummation of the transaction, additional investors, including affiliates of TPG Pace, will purchase ordinary shares of TPG Pace in a $48 million private placement. After giving effect to any redemptions by the public stockholders of TPG Pace, the combined balance of the cash held in TPG Pace’s trust account and proceeds from the private placement of approximately $500 million, will be used to pay existing Accel shareholders and transaction expenses, with the remaining cash on the balance sheet to be used to repay existing debt or for accretive capital deployment. Following the consummation of the transaction, TPG Pace will be renamed Accel Entertainment and its shares will remain listed on the New York Stock Exchange and trade using the ticker ACEL. A more complete description of the proposed transaction can be found in TPG Pace’s preliminary proxy statement, which will be filed with the Securities and Exchange Commission (the “SEC”). Copies of the definitive proxy statement, when available, can be obtained free of charge through the methods described below.

Additional Information and Where to Find It

TPG Pace intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a proxy statement/prospectus with respect to the TPG Pace’s securities to be issued in connection with the proposed business combination. The Registration Statement will contain important information about the transactions contemplated by the proposed business combination and related matters. INVESTORS AND SECURITY HOLDERS OF TPG PACE AND ACCEL ARE URGED AND ADVISED TO READ THE REGISTRATION STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The Registration Statement and other relevant materials (when they become available) and any other documents filed by TPG Pace with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, shareholders will be able to obtain free copies of the Registration Statement by directing a request to: TPG Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: pace@tpg.com.

In addition, TPG Pace intends to file with the SEC a proxy statement on Schedule 14A (the “Extension Proxy”). The Extension Proxy will contain important information about the proposed amendment to TPG Pace’s amended and restated memorandum and articles of association to extend the date by which TPG Pace has to consummate a business combination from September 30, 2019 to December 31, 2019 (the “Extension”) and related matters. TPG PACE SHAREHOLDERS ARE URGED AND ADVISED TO READ THE EXTENSION PROXY CAREFULLY WHEN IT BECOMES AVAILABLE. The Extension Proxy and other relevant materials (when they become available) and any other documents filed by TPG Pace with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, shareholders will be able to obtain free copies of the Extension Proxy by directing a request to: TPG Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: pace@tpg.com.

Participants in the Solicitation

TPG Pace, Accel and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from TPG Pace’s shareholders in connection with the proposed business combination. Information about TPG Pace’s directors and executive officers is set forth in TPG Pace’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 13, 2019. These documents are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: TPG Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: pace@tpg.com. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to TPG Pace shareholders in connection with the proposed business combination will be set forth in the Registration Statement for the proposed business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination are included in the Registration Statement that TPG Pace intends to file with the SEC.

TPG Pace and its directors and executive officers may be deemed to be participants in the solicitation of proxies from TPG Pace’s shareholders in connection with the proposed Extension. Information about TPG Pace’s directors and executive officers is set forth in TPG Pace’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 13, 2019. These documents are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: TPG Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: pace@tpg.com. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to TPG Pace shareholders in connection with the proposed Extension will be set forth in the Extension Proxy for the proposed Extension when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Extension will be included in the Extension Proxy that TPG Pace intends to file with the SEC.

Forward Looking Statements

This press release includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include projected financial information. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Pace, Accel or the combined company after completion of any proposed business combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed business combination; (2) the risk that the proposed business combination disrupts current plans and operations of Accel or its subsidiaries or TPG Pace as a result of the announcement and consummation of the business combination; (3) the inability to complete the transactions contemplated by the proposed business combination; (4) litigation relating to the proposed business combination; (5) the inability to complete the proposed private placements as set forth in subscription agreements between TPG Pace and certain investors; (6) the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (7) the ability to meet the NYSE’s listing standards following the consummation of the transactions contemplated by the proposed business combination; (8) costs related to the proposed business combination; (9) changes in applicable laws or regulations; (10) the possibility that Accel or Pace may be adversely affected by other economic, business, and/or competitive factors; (11) the risk that the proposals to complete the Extension are not approved; (12) the possibility that the acquisition of Grand River Jackpot may not occur at all, or that the expected benefits of such acquisition may occur, and (13) other risks and uncertainties indicated from time to time in the final prospectus of TPG Pace, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by TPG Pace. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. TPG Pace and Accel undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This press release is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and applicable regulations in the Cayman Islands.

About Accel Entertainment

Accel Entertainment is the largest terminal operator of slot machines and amusement equipment in the Illinois video gaming market. Starting in October 2012, Accel Entertainment has been dedicated to providing top of the line care and service to over 1,700 locations and customers across the state.

About TPG

TPG is a leading global alternative asset firm founded in 1992 with more than $108 billion of assets under management and offices in Austin, Beijing, Boston, Dallas, Fort Worth, Hong Kong, Houston, London, Luxembourg, Melbourne, Moscow, Mumbai, New York, San Francisco, Seoul, and Singapore. TPG’s investment platforms are across a wide range of asset classes, including private equity, growth equity, real estate, credit, and public equity. TPG aims to build dynamic products and options for its investors while also instituting discipline and operational excellence across the investment strategy and performance of its portfolio. For more information, visit www.tpg.com.

About TPG Pace Group and TPG Pace Holdings

TPG Pace Group is TPG’s dedicated permanent capital platform. TPG Pace Group has a long-term, patient, and highly flexible investor base, allowing it to seek compelling opportunities that will thrive in the public markets. TPG Pace Group has sponsored three special purpose acquisition companies (“SPACs”) and raised more than $2 billion since 2015. The first of these vehicles, Pace Holdings Corp., was used to sponsor the public listing of Playa Hotels and Resorts in March 2017 (NASDAQ: PLYA). The second, TPG Pace Energy Holdings Corp., was used to sponsor the public listing of Magnolia Oil & Gas Corporation in July 2018 (NYSE: MGY). For more information, visit www.tpg.com/tpg-pace-holdings.

Media Contacts:

For TPG

Luke Barrett / Courtney Power

415 743-1550

media@tpg.com

For Accel

Eric Bonach

Abernathy MacGregor

212-371-5999

ejb@abmac.com

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